UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 20, 2010

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    207 High Point Drive, Building 100, Victor, NY  14564
  (Address of Principal Executive Offices)                  (Zip Code)

Registrant’s telephone number, including area code	(585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2010, the Board of Directors of Constellation Brands, Inc. took action to fill a vacancy on the Board and elected Jeremy S. G. (Jerry) Fowden to serve, effective May 1, 2010, as a member of the Board of Directors and a member of the Human Resources Committee of the Board of Directors.

Mr. Fowden, age 53, has been Chief Executive Officer of Cott Corporation, a private label non-alcoholic beverage manufacturer, since February 2009 and a member of Cott Corporation’s Board of Directors since March 2009.  Prior to that, he served as President of Cott’s international operating segments and Interim President, North America from May 2008 to February 2009, and as Interim President of Cott’s United Kingdom operating segment from September 2007 to May 2008.  He served as Chief Executive Officer of Trader Media Group Ltd., a media company, and as a member of its parent Guardian Media Group plc’s Board of Directors from 2005 until 2007.  From 2001 until 2004, he served in a variety of roles with AB InBev S.A. Belgium, an alcoholic beverage company, including President, European Zone, Western, Central and Eastern Europe from 2003 to 2004, Global Chief Operating Officer from 2002 to 2003 and Chief Executive Officer of Bass Brewers Ltd., a subsidiary of AB InBev S.A. Belgium, from 2001 to 2002.

The Board considers Mr. Fowden to be an independent director under applicable New York Stock Exchange requirements.  As a non-management member of the Board, Mr. Fowden will receive the same standard compensation paid to other non-management directors for service on the Board and its committees, which compensation has been disclosed previously in the Company’s proxy statement for its Annual Meeting of Stockholders that was held on July 23, 2009 and filed by the Company with the United States Securities and Exchange Commission on June 12, 2009.  However, as Mr. Fowden is being elected outside the annual meeting timeframe, the amount of his annual retainer, annual option grant and restricted stock award has been prorated from the effective date of his election to the end of the month of the scheduled date of the Company’s next annual meeting of stockholders.  Specifically, on May 1, 2010, Mr. Fowden (i) will become entitled to a prorated annual retainer in the amount of $15,000; (ii) will be granted an option to purchase the number of shares of the Company’s Class 1 Common Stock that is equal to $34,999.99 divided by the closing price of the Company’s Class A Common Stock on May 1, 2010, rounded down to the nearest whole share at an exercise price equal to the closing price of the Company’s Class A Common Stock on May 1, 2010 and an exercise period of November 1, 2010 through May 1, 2020; and (iii) will receive an award of restricted shares of the Company’s Class A Common Stock equal to $15,000.00 divided by the closing price of the Company’s Class A Common Stock on May 1, 2010, rounded down to the nearest whole share.  As May 1, 2010 is not a trading day, the closing price on April 30, 2010 is deemed to be the closing price on May 1, 2010.  Subject to applicable provisions in the award document, the restricted stock will vest on May 1, 2011.  The form of Mr. Fowden’s Terms and Conditions Memorandum with respect to his stock option grant and the form of Mr. Fowden’s Restricted Stock Award Agreement, both pursuant to the Company's Long-Term Stock Incentive Plan, are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

There are no arrangements or understandings between Mr. Fowden and any other person pursuant to which he was selected either as a director or as a member of the Human Resources Committee, and there have been no transactions since the beginning of the Company’s last fiscal year, or are currently proposed, regarding Mr. Fowden that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On April 21, 2010, Constellation Brands, Inc. (“Constellation”) issued a news release, a copy of which is furnished herewith as Exhibit 99.3 and is incorporated herein by reference, announcing the election of Jerry Fowden as a member of the Company’s Board of Directors effective May 1, 2010.

References to Constellation’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and Constellation disclaims any such incorporation by reference.  The information in the news release attached as Exhibit 99.3 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.  This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Form of Terms and Conditions Memorandum with respect to a grant of options pursuant to the Company's Long-Term Stock Incentive Plan.

99.2	Form of Restricted Stock Award Agreement with respect to the Company's Long-Term Stock Incentive Plan.

99.3	News Release of Constellation Brands, Inc. dated April 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2010	CONSTELLATION BRANDS, INC.

By: /s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Form of Terms and Conditions Memorandum with respect to a grant of options pursuant to the Company's Long-Term Stock Incentive Plan.

(99.2)	Form of Restricted Stock Award Agreement with respect to the Company's Long-Term Stock Incentive Plan.

(99.3)	News Release of Constellation Brands, Inc. dated April 21, 2010.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.